EXHIBIT 10.04
                          PIONEER REALTY HOLDINGS, LLC

                                41 ANNETT AVENUE
                        EDGEWATER, NEW JERSEY 07020-1529

February 21, 2007

Charles Milich, President
The RAL Supply Group, Inc.
24 Dunning Road
Middletown, NY 10940

                                    Re: Modification of Lease (the "Third
                                    Modification of Lease Agreement")

                                    Pioneer Realty Holdings, LLC as Landlord, with RAL Purchasing Corp., as Assignee of RAL Supply Group, Inc., f/k/a RAL Purchasing Corp., as Tenant

                                    Premises located at 2213 Route 9, Town of
                                    Fishkill, Dutchess County, NY (the "Fishkill
                                    Store")

                                    Lease dated September 1, 1998 (the "Lease
                                    Agreement")

                                    Modification of Lease dated September 30,
                                    2003 (the "First Modification of Lease
                                    Agreement")

                                    Modification of Lease dated April 12, 2005
                                    (the "Second Modification of Lease
                                    Agreement")

Dear Mr. Milich:

With regard to the above Lease, it is understood that the Lease Agreement as amended by the First Modification of Lease Agreement and Second Modification of Lease Agreement (as so amended, the "Lease") is hereby further modified and amended as of the Effective Date as defined below.

     1.   Paragraph 1.1 is hereby amended to read as follows:

               "1.1 Leases  Premises
                    ----------------

                    Landlord hereby leases to Tenant the premises more particularly described in Schedule A, attached hereto and made part hereof, consisting of approximately 25,947 square feet, hereinafter sometimes called "Leased Premises."


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     2.   Paragraph 1.2 is hereby amended to read as follows:

               "1.2 Initial Term of Lease and Effective Date
                    ----------------------------------------

                    a.   The  "Initial  Term"  of  this  Lease  for  the  Leased
                         Premises shall be for a period commencing on the Effective Date, and terminating on March 31, 2017.

                    b. The term "Effective Date" means the date of issuance of a certificate of occupancy for the Leased Premises (as defined below) by the Town of Fishkill for the purpose of distribution of heating, ventilating and air conditioning ("HVAC") and plumbing equipment, parts and accessories."

     3.   Paragraph 1.5 is hereby amended to read as follows:

               "1.5 Covenant to Pay Rent
                    --------------------

                    Tenant shall pay to Landlord the Annual Fixed Rental as set form on Schedule B, annexed hereto, in equal monthly installments, in advance, without setoff or defense, on the first day of each and every calendar month, beginning upon the "Effective Date" as defined herein, until the expiration of the term of this Lease and any Renewal Term."

     4.   Schedule B, paragraph 1.1, is hereby amended to read as follows:

               "1.1 The "Annual  Fixed  Rent"  for  the  Leased  Premises during the initial term shall be the sum of $245,844 per year, payable $20,487 per month in advance on the first day of each month."

     5. Schedule B, paragraph 1.3, is hereby amended to substitute "May 2006" in place of "May 1998" as the "Base Month," and to substitutes May 2007 for May 1999 in such paragraph.

     6.   Schedule B, paragraph 1.4, is hereby amended to read as follows:

               "1.4 The  Annual  Fixed  Rent  for the second year of the Initial
                    Term shall be $245,844 per year, increased by the percentage of the Index of the Comparison Month (May 2007) over the Base Month (May 2006), except that in no event shall the increase be less than a two (2%) percent increase over the previous year or more than an eight (8%) percent increase over the previous year."

     7. The examples in Schedule B are hereby modified in accordance with the amendment effectuated by the foregoing Sections.

All other terms and conditions of the Lease shall remain in full force and effect.


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If this agrees with your understanding, kindly sign below.

Sincerely,                              Agreed and Accepted:

Pioneer Realty Holdings, LLC            The RAL Supply Group, Inc. f/k/a RAL
                                        Purchasing Corp.

By:  /s/ William Pagano                 By:  /s/ Charles Milich
     ------------------------------          ------------------------------
     William Pagano, Member                  Charles Milich, President


Accepted and Approved:

Colonial Commercial Corp.

By:  /s/ William Salek
     ------------------------------
     William Salek, CFO